Exhibit 99.1

INVESTOR UPDATE October 20, 2020

# Legal Disclaimer

This presentation (this "Presentation") is provided for information purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination between Mountain Crest Acquisition Corp. ("MCAC") and Playboy Enterprises, Inc. ("Playboy" or the "Company") and related transactions (the "Proposed Business Combination") and for no other purpose.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will MCAC, Playboy or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Neither MCAC nor Playboy has independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness. This data is subject to change. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Playboy or the Proposed Business Combination. Viewers of this Presentation should each make their own evaluation of Playboy and of the relevance and adequacy of the information and should make such other investigations as they deem necessary.

**Forward Looking Statements**

Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "predict," "potential," "seem," "seek," "future," "outlook," "model," "target," "goal," and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of MCAC's and Playboy's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MCAC and Playboy. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of MCAC or Playboy is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Playboy; risks related to the organic and inorganic growth of Playboy's business and the timing of expected business milestones; the effects of competition on Playboy's future business; the amount of redemption requests made by MCAC's stockholders; the ability of MCAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future, and those factors discussed in MCAC's final prospectus dated June 5, 2020 under the heading "Risk Factors," and other documents of MCAC filed, or to be filed, with the Securities and Exchange Commission ("SEC"). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MCAC nor Playboy presently know or that MCAC and Playboy currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MCAC's and Playboy's expectations, plans or forecasts of future events and views as of the date of this Presentation. MCAC and Playboy anticipate that subsequent events and developments will cause MCAC's and Playboy's assessments to change. However, while MCAC and Playboy may elect to update these forward-looking statements at some point in the future, MCAC and Playboy specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MCAC's and Playboy's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.

**Use of Projections**

This Presentation contains projected financial information with respect to Playboy. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

**Financial Information; Non-GAAP Financial Measures**

The financial information and data contained in this Presentation does not conform to Regulation S-X. The interim period selected historical financial information of Playboy contained in this Presentation is unaudited and has been derived from Playboy's unaudited consolidated financial statements as of June 30, 2020 and the six months ended June 30, 2020 and 2019; however, such information has not yet been reviewed by Playboy's independent registered public accountants and may be adjusted in or may be presented differently in any proxy statement/prospectus or registration statement to be filed by MCAC with the SEC, and such differences may be material.

PLAYBOY 2020
2

Legal Disclaimer (Continued) The annual selected historical financial information of Playboy contained in this Presentation has been derived from Playboy’s audited consolidated financial statements as of and for the year ended December 31, 2019. Such selected historical financial information of Playboy has been prepared on a basis consistent with the adoption and application of FASB ASC Topic 606, Revenue From Contracts With Customers, and such selected financial information and data is qualified in its entirety by the full financial statements and footnotes and other information expected to be contained the Proxy Statement (as defined below) related to the Proposed Business Combination to be filed by MCAC with the SEC, which will contain additional important information with respect to such financial information and data. The historical operating results of Playboy for 2019 do not include the results of Yandy, which was acquired by Playboy on December 31, 2019. Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA and Adjusted EBITDA Margin, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). MCAC and Playboy believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating historical or projected operating results and trends in and in comparing Playboy’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and revenue that are required by GAAP to be recorded in Playboy’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and revenue items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents historical non-GAAP financial measures in connection with GAAP results. You should review Playboy’s audited and unaudited financial statements, which will be included in the Proxy Statement. However, not all of the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measures is available without unreasonable efforts at this time. PLAYBOY 2020 In connection with the Proposed Business Combination described herein, MCAC intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A, including a preliminary proxy statement and a definitive proxy statement (the “Proxy Statement”). Promptly after filing its definitive proxy statement with the SEC, MCAC will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND STOCKHOLDERS OF MCAC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT MCAC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCAC, PLAYBOY AND THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by MCAC with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by visiting the investor relations section of www.mcacquisition.com. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Participants in the Solicitation MCAC and its directors and executive officers may be deemed participants in the solicitation of proxies from MCAC’s stockholders with respect to the Proposed Business Combination. A list of the names of those directors and executive officers and a description of their interests in MCAC will be included in the proxy statement for the Proposed Business Combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement for the Proposed Business Combination when available. Information about MCAC’s directors and executive officers and their ownership of MCAC common stock is set forth in MCAC’s prospectus, dated June 4, 2020, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement pertaining to the Proposed Business Combination when it becomes available. These documents can be obtained free of charge from the sources indicated above. Playboy and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of MCAC in connection with the Proposed Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the Proxy Statement for the Proposed Business Combination. No Offer or Solicitation This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Securities Act of 1933, as amended, or an exemption therefrom. 3

Summary Financial Overview REVENUE ($MM)1 $78.1 $137.0 $66.3 $38.1 PLAYBOY 2020 ADJUSTED EBITDA ($MM)1 $28.0 $11.8 $6.3 $14.3 2019A2020E YTD 6/30/2019YTD 6/30/2020 Adjusted EBITDA Margin 15.1% 20.4% 16.5% 21.6% 4 Source: Management projections. 1 2019A Revenue and Adjusted EBITDA do not include Yandy. Yandy was acquired by Playboy in December 2019.

Consolidated Adjusted EBITDA Reconciliation GAAP Net Income to Adjusted EBITDA Reconciliation ($000s) Audited Not-Reviewed PLAYBOY 2020 5